UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2019

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of Principal Executive Offices, and Zip Code)

(650) 681-5000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Extension of Vehicle Lease Warehouse Agreements

On August 16, 2019, certain subsidiaries of Tesla, Inc. (“Tesla”) that are respectively parties to (i) an Amended and Restated Loan and Security Agreement, executed on August 17, 2017 (the “A&R 2016 Warehouse Agreement”), and (ii) a Loan and Security Agreement, executed on December 28, 2018 (the “2018 Warehouse Agreement,” and together with the A&R 2016 Warehouse Agreement, the “Warehouse Agreements”) with Deutsche Bank AG, New York Branch as administrative agent and the other parties therein, entered into an amendment to each of the Warehouse Agreements (together, the “Amendments”).

Among other changes, the Amendments extended the borrowing availability date under the Warehouse Agreements from August 16, 2019 to August 14, 2020 and extended the maturity date of the Warehouse Agreements from September 2020 to September 2021. The aggregate lender commitment, which is shared between the Warehouse Agreements, remains unchanged at $1.1 billion.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

Re-registration of Tesla Shares Issuable Pursuant to Subsidiary Convertible Notes

On August 16, 2019, Tesla filed a prospectus supplement to the prospectus dated May 1, 2019 included in its Registration Statement on Form S-3 (File No. 333-231168) (the “Registration Statement”), to register shares of Tesla’s common stock issuable upon the conversion of outstanding convertible notes of Tesla’s wholly-owned subsidiary, SolarCity Corporation (the “Re-registration”). The Re-registration was effected solely because the previous registration statement under which the above-referenced shares of Tesla common stock were previously registered expired on May 18, 2019. Accordingly, no additional shares were registered for the first time as a result of the Re-registration.

The legal opinion as to the legality of the shares of Tesla common stock registered pursuant to the Re-registration is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Zachary J. Kirkhorn
Zachary J. Kirkhorn Chief Financial Officer

Date: August 16, 2019